UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

OXFORD HEALTH PLANS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Filed by: Oxford Health Plans, Inc.

Pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Oxford Health Plans, Inc.

Commission File No. 1-16437

On the afternoon of May 3, 2004, Oxford Health Plans, Inc. posted the following Employee Q&A on its intranet website.

Employee Q&A Related to United Merger – 5/3/04 p.m. posting

Employee Compensation and Benefits

Q: How will the merger affect an employee’s years of service for benefits?

A: UnitedHealthcare will recognize Oxford years of service for vacation time, 401(k) vesting and other benefits that Oxford currently offers to its employees.

Q: How does the merger affect Oxford employee stock options?

A: At the time of shareholder approval (TBD), options granted under the 1991 Stock Option Plan will vest and become immediately exercisable. Upon completion of the merger, options granted under the 2002 Equity Incentive Plan will vest and become immediately exercisable. If you have options, you can choose to hold the vested options or exercise them consistent with Oxford’s investment policy. The option plans will be assumed by UnitedHealthcare after the merger is complete, and you will be able to exercise them at any time prior to their original expiration date.

From now until the completion of the merger, the value of your options will continue to be based on Oxford’s stock. At the time of the merger, your options will be converted into UnitedHealth Group options at an equivalent value.

Employee Programs/Events

Q: Will we still be able to celebrate all of our Employee Appreciation months and Customer Service Appreciation activities?

A: There are no plans to change or discontinue our regular Employee Appreciation or other recognition programs at this time. But we will learn more about the programs that United has to offer its employees to determine which ones might also be successful at Oxford — and vice versa.

Q: Will the EOQ/Stock Star program go away?

A: There are no plans to change or discontinue our regular Employee Appreciation or other recognition programs at this time. We will be announcing our next round of EOQ and Stock Star winners in May.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking information about Oxford Health Plans, Inc. (“Oxford”), UnitedHealth Group Incorporated (“UnitedHealth Group”) and the combined company after completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Oxford and UnitedHealth Group, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the U.S. Securities and Exchange Commission (“SEC”) made by Oxford and UnitedHealth Group; the parties’ ability to consummate the proposed merger, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate Oxford’s operations into UnitedHealth Group’s UnitedHealthcare unit; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction and the value of the transaction consideration; changes in federal or state regulation relating to health care and health benefit plans; the state of the economy; rising medical costs or higher utilization of medical services, including higher out-of-network utilization under point-of-service plans and new drugs and technologies; competitive pressure on the pricing of Oxford’s products, including acceptance of premium rate increases by Oxford’s commercial groups; higher than expected administrative costs in operating Oxford’s business and the cost and impact on service of changing technologies; the ability of Oxford to maintain risk transfer, risk sharing, incentive and other provider arrangements and the resolution of existing and future disputes over the reconciliations and performance under such arrangements; any changes in Oxford’s estimates of its medical costs and expected cost trends; the impact of future developments in various litigation matters and the periodic examination, investigation and review of Oxford by various federal and state authorities; Oxford’s ability to renew existing members and attract new members; Oxford’s ability to develop processes and systems to support its operations and any future growth and administer new health care benefit designs; and any future acts or threats of terrorism or war. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither Oxford nor UnitedHealth Group undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in Oxford’s and UnitedHealth Group’s various SEC reports, including, but not limited to, each party’s Annual Report on

Form 10-K for the year ended December 31, 2003.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger of Oxford and UnitedHealth Group. In connection with the proposed transaction Oxford and UnitedHealth Group intend to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a prospectus and proxy statement. STOCKHOLDERS OF OXFORD ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to stockholders of Oxford. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov and Oxford stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Oxford. Such documents are not currently available.

Participants in Solicitation

UnitedHealth Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Oxford common stock in respect of the proposed transaction. Information about the directors and executive officers of UnitedHealth Group is set forth in the proxy statement for UnitedHealth Group’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2004. Investors may obtain additional information regarding the interest of such participants by reading the prospectus and proxy solicitation statement if and when it becomes available.

Oxford and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Oxford common stock in respect of the proposed transaction. Information concerning Oxford’s participants is set forth in the proxy statement, dated April 30, 2004, for Oxford’s 2004 annual meeting of stockholders as filed with the SEC on Schedule 14A. Investors may obtain additional information regarding the interests of such participants by reading the prospectus and proxy solicitation statement if and when it becomes available.

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